UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC 20549

                               FORM 8-K

                             CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest reported): February 5, 2001


                          CONCEPTS DIRECT, INC.
          (Exact name of registrant as specified in its chapter)


      Delaware                        0-20680                 52-1781893
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)


       2950 Colorful Avenue, Longmont, CO                    80504
    (Address of principal executive offices)              (Zip  Code)


Registrant's telephone number, including area code: (303) 682-7147


Item 5. Other Events and Regulation FD Disclosure.

On February 2, 2001, Concepts Direct, Inc. issued a press release, which announced that trading in Concepts Direct's common stock would move from the Nasdaq National Market to the Nasdaq SmallCap Market, effective February 5, 2001. A copy of the press release is included under Item 7, Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

Exhibit             Description

99.1                Concepts Direct, Inc. Press Release *

*	Exhibit filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCEPTS DIRECT, INC.

/s/ David H. Haddon                          Date: February 5, 2001

David H. Haddon, Chief Financial Officer